UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2019

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Pioneer Natural Resources Company (the “Company”) was held on May 16, 2019 in Irving, Texas. At the meeting, three proposals were submitted for a vote of stockholders, as described in the Company’s Proxy Statement dated April 4, 2019 (the “Proxy Statement”). The following is a brief description of each proposal and the results of the stockholders’ votes.

Election of Directors. Prior to the meeting, the Board designated each of the persons named below as nominees for election as directors. Each nominee was, at the time of such nomination and at the time of the meeting, a director of the Company. At the meeting, each nominee was elected as a director of the Company, with the results of the stockholder voting being as follows:

Nominee	For	Against	Abstain	Broker non-votes
Edison C. Buchanan	125,002,320	7,725,650	84,044	9,725,546
Andrew F. Cates	126,712,247	6,014,738	85,029	9,725,546
Phillip A. Gobe	128,277,528	4,448,440	86,046	9,725,546
Larry R. Grillot	132,337,305	388,740	85,969	9,725,546
Stacy P. Methvin	127,649,131	5,076,860	86,023	9,725,546
Royce W. Mitchell	132,334,835	391,541	85,638	9,725,546
Frank A. Risch	128,919,527	3,806,990	85,497	9,725,546
Scott D. Sheffield	132,205,139	522,452	84,423	9,725,546
Mona K. Sutphen	127,636,604	5,093,096	82,314	9,725,546
J. Kenneth Thompson	121,353,355	11,234,830	223,829	9,725,546
Phoebe A. Wood	129,423,133	3,305,794	83,087	9,725,546
Michael D. Wortley	131,507,231	1,215,043	89,740	9,725,546

Ratification of selection of independent auditors. The engagement of Ernst & Young LLP as the Company’s independent auditors for 2019 was submitted to the stockholders for ratification. Such engagement was ratified, with the results of the stockholder voting being as follows:

For	139,841,713
Against	2,610,182
Abstain	85,665
Broker non-votes	—

Advisory vote on executive compensation. The Company submitted to the stockholders for approval, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The proposal was approved, with the results of the stockholder voting being as follows:

For	102,244,364
Against	30,070,594
Abstain	497,056
Broker non-votes	9,725,546

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor
Vice President and Chief Accounting Officer

Date:	May 22, 2019